HUSSMAN INVESTMENT TRUST


                          HUSSMAN STRATEGIC GROWTH FUND


                                  ANNUAL REPORT
                              FOR THE PERIOD ENDING
                                  JUNE 30, 2001




                                [GRAPHIC OMITTED]

Dear Shareholder,

The Hussman Strategic Growth Fund performed as intended in the past year, gaining 22.0% from inception on July 24, 2000 through June 30, 2001, versus a gain of 1.2% in the Russell 2000 (our primary benchmark). Other major indices such as the S&P 500 and Nasdaq Composite suffered losses over this period. For the first full year of the Fund's operations (ended July 23, 2001), the Fund gained 24.5%. While the Fund may take more significant market risks when appropriate, our defensive approach last year kept the volatility of the Fund quite low, with a maximum peak-to-trough pullback of just 5.6%.

I use the phrase "as intended" to describe our performance because the objective of the Fund is long-term capital appreciation, with added emphasis on preservation of capital in unfavorable market conditions. The past year provided a good display of this objective in action.

The Hussman Strategic Growth Fund is first and foremost a growth fund, and it is our business to take appropriate risks. We take risks that we expect to be compensated, and we try to avoid, hedge, or diversify away less favorable risks. As a result, when we hedge away market risk, or avoid overvalued or weak industry groups, unexpected advances in these areas may occasionally cause us to miss a gain or even lose ground. It is important to understand that these risks, like all the risks we take, are an intentional part of our discipline.

While the long-term success of the Fund can be measured by how well we satisfy our objectives of capital appreciation and preservation, I measure short-term success by our ability to add holdings that build good value and strong market action into the Fund. It is impossible to control the direction of the Fund on a short-term basis, and I do not attempt to "time" the market in this manner. In my view, a good day for the Fund is when we are able to purchase highly ranked candidates on short-term weakness, or to replace lower ranked holdings on short-term strength. I believe that this adherence to discipline over the short-term is what produces favorable investment returns over the long-term.

                               PERFORMANCE DETAILS

The performance of the Fund is driven by four engines: 1) the valuation of the individual stocks we hold; 2) the trend strength of the stocks we hold; 3) the valuation of the overall market and; 4) the trend strength of the overall market. The "strategic" aspect of the Fund is that we can actively choose which of these engines to engage, and which ones to shut down. Our stock selection is intended to build a portfolio of individual stocks displaying favorable valuation and signs of persistent buying interest. These stocks are also affected by movements in the overall market. Depending on the valuation and internal strength of the overall market, the Fund can take on the market risk of the stocks we own, or hedge it away.

Last year, we were able to fully engage our stock selection engines. The Fund generally maintained a fully invested position in favored stocks, emphasizing sectors displaying good value and favorable market action, including consumer cyclicals, defense stocks, apparel, healthcare, and utilities. In contrast, the Fund underweighted technology and financial stocks, which remain vulnerable based on our criteria.

The overall market engines were in flames and leaking fuel last year, so we chose to shut them down. The Market Climate was characterized by overvaluation and weak internal action, so the Fund hedged its stock portfolio with a slightly smaller short position (using long put-short call option combinations) in the S&P 100 Index and the Russell 2000. This position muted the influence of overall market fluctuations on the Fund's portfolio.

While  the Fund  held a  lighter  weight  in  technology  stocks  than the major indices, we did have several holdings in this area. Despite the dramatic weakness in the technology sector, the performance of our technology selections was mixed, as both the largest gainer in the Fund (NVIDIA) and the largest loser in the Fund (Antec) were in this area. Other top gainers in the Fund came from a diverse range of industries, including gaming (Anchor), drugs (Genzyme, McKesson), apparel (Reebok, Nautica), engineering (URS), and tobacco (Philip Morris, R.J. Reynolds). In contrast, the largest losses in the Fund squarely focused on technology (DSET, Philips Electronics, Molecular Devices, Pomeroy Computer, Cable Design).

                                CURRENT POSITION

On a valuation basis, the overall market continues to be strenuously overvalued. The price/earnings ratio on the S&P 500 stands near 27, compared to a historical norm near 14, while measures such as price/book, price/revenue and price/dividend ratios are even more extreme. In an environment of rising labor costs and limited pricing power, there remains considerable downward pressure on profit margins, so alternative valuation measures based on book value, revenues and dividends may be more accurate. Even if one takes the fairly optimistic view that S&P 500 earnings will reach the peak of their long-term 6% growth channel a decade from now, and that the P/E ratio will remain at 20 (the highest level ever seen on peak-earnings in prior market cycles), one still concludes that the S&P 500 is priced to deliver an average return of only 5% annually over the coming decade.

Still, overvaluation implies only the likelihood of poor long-term returns from a buy-and-hold approach. Shorter term returns have historically been affected by the strength and uniformity of market action across a wide range of industry groups and security types (e.g. large stocks, small stocks, utilities, retail, transportation, financials, corporate bonds, Treasury securities, etc). When such "trend uniformity" is favorable, we are quite willing to take on at least some overall market risk. Presently, we do not observe such uniformity, but it is important to understand that the Fund will take at least a modestly constructive market position (even in the face of significant overvaluation) if such uniformity emerges.

Fortunately, even in a market that is priced to deliver poor long-term returns, one may expect a series of bull and bear markets over shorter horizons. This is of little consequence to a buy-and-hold approach, but it can be beneficial to an approach that takes market risk selectively (for example, when prices are depressed or trends are uniformly favorable) and avoids market risk selectively (for example, when prices are elevated and market internals are weak). Though there is no assurance that a given investment approach will be successful in every type of market, I do believe that a flexible approach to taking market risk will be an advantage in the coming decade.

Moreover, our stock selection approach is not confined to the handful of large-cap growth stocks that drive the S&P 500 and account for the bulk of market capitalization. Increasingly, our favored purchase candidates can be found in the broader market at valuations well below the S&P 500, with consistent historical revenue growth as well. These include companies which are leaders in their industries such as R.R. Donnelly (business printing), Whirlpool (consumer durables) and V.F. Corporation (jeans and apparel).

Such names certainly seem "boring" compared to many of the high-tech glamour stocks currently of interest to investors. I am certainly not averse to purchasing "exciting" stocks when they satisfy our criteria. But I view investment as the purchase of reasonably predictable cash flows, at an attractive price, preferably with evidence of persistent accumulation by other investors. Nowhere in that definition is a requirement that a company must be exciting. Indeed, the Hussman Strategic Growth Fund has been far less exciting to-date than the average technology fund.

In short, the Fund has the ability to selectively take (and avoid) risks in individual stocks, industry groups, and the overall market. Our objective is not to forecast future conditions or "time" the market, nor do we attempt to find the bottom in exciting but high-risk industries. Our approach requires us only to maintain a position consistent with the current evidence: to build a portfolio of individual stocks emphasizing favorable value and market action, and to take a market position in line with the objective Market Climate we identify at any given time. I am pleased that this discipline has served our shareholders well.

Best wishes,

John P. Hussman, Ph.D.

                          Hussman Strategic Growth Fund

        Comparison of the Change in Value of a $10,000 Investment in the
      Hussman Strategic Growth Fund versus the Russell 2000 Index and the
                          Standard & Poor's 500 Index*



                           HUSSMAN                                RUSSELL
                          STRATEGIC           S&P 500              2000
                         GROWTH FUND           INDEX               INDEX
                         -----------         ---------           ---------
     7/24/2000             $10,000           $10,000              $10,000
     7/31/2000             $10,000            $9,773               $9,736
     8/31/2000             $10,030           $10,379              $10,479
     9/30/2000             $10,350            $9,832              $10,171
    10/31/2000             $10,040            $9,790               $9,717
    11/30/2000             $10,840            $9,018               $8,719
    12/31/2000             $11,640            $9,063               $9,468
     1/31/2001             $11,270            $9,384               $9,961
     2/28/2001             $12,030            $8,528               $9,307
     3/31/2001             $12,430            $7,988               $8,852
     4/30/2001             $12,190            $8,609               $9,545
     5/31/2001             $12,340            $8,667               $9,779
     6/30/2001             $12,200            $8,456              $10,117

Past performance is not predictive of future performance.
------------------------------
 Hussman Strategic Growth Fund

        Total Return
      Since Inception**
      -----------------
           22.00%
------------------------------

* The Russell 2000 Index contains small and medium capitalization stocks, and is generally representative of the stocks held by the Hussman Strategic Growth Fund. The S&P 500 Index is a widely followed equity benchmark and is presented for comparative purposes only. Because the Hussman Strategic Growth Fund may vary its exposure to market fluctuations, Fund returns may differ from the performance of major stock market indices.

** Initial public offering of shares was July 24, 2000.

                            HUSSMAN INVESTMENT TRUST
                          HUSSMAN STRATEGIC GROWTH FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2001

ASSETS

   Investments in securities:
        At acquisition cost                                       $   20,145,740
                                                                     ===========
        At value (Note 1)                                         $   21,931,040
   Dividends receivable                                                   17,195
   Receivable for investment securities sold                             165,594
   Receivable for capital shares sold                                        258
   Other assets                                                           18,035
                                                                     -----------
              Total Assets                                            22,132,122
                                                                     -----------

LIABILITIES

   Written call options, at value (Notes 1 and 4)
        (premiums received $1,887,163)                                 1,738,500
   Payable for investment securities purchased                           133,555
   Payable for capital shares redeemed                                     1,075
   Accrued investment advisory fees (Note 3)                               3,943
   Payable to Administrator (Note 3)                                       6,795
   Other accrued expenses                                                 20,150
                                                                     -----------
              Total Liabilities                                        1,904,018
                                                                     -----------

NET ASSETS                                                        $   20,228,104
                                                                     ===========

Net assets consist of:
   Paid-in capital                                                $   17,722,248
   Accumulated net realized gains from
    security transactions                                                571,893
   Net unrealized appreciation on investments                          1,933,963
                                                                     -----------

                                                                  $   20,228,104
                                                                     ===========

Shares of beneficial interest outstanding
 (unlimited number of shares authorized, no par value)                 1,657,876
                                                                     ===========

Net asset value and offering price price per
 share (A) (Note 1)                                               $        12.20
                                                                     ===========


(A)Redemption price varies based on length of time shares are held.



                See accompanying notes to financial statements.

                            HUSSMAN INVESTMENT TRUST
                          HUSSMAN STRATEGIC GROWTH FUND
                             STATEMENT OF OPERATIONS
                           PERIOD ENDED JUNE 30, 2001*


INVESTMENT INCOME
   Dividends                                                        $   191,740
                                                                    -----------

EXPENSES
   Investment advisory fees (Note 3)                                    163,612
   Fund accounting fees (Note 3)                                         27,196
   Administration fees (Note 3)                                          22,688
   Transfer agent and shareholder services fees (Note 3)                 16,875
   Trustees' fees and expenses                                           14,213
   Custodian and bank service fees                                       14,087
   Professional fees                                                     12,169
   Registration and filing fees                                          10,949
   Insurance expense                                                      9,933
   Printing of shareholder reports                                        9,784
   Postage and supplies                                                   4,681
   Pricing fees                                                           3,145
   Other expenses                                                           521
                                                                    -----------
              Total Expenses                                            309,853
   Less fees waived by the Adviser (Note 3)                             (48,075)
                                                                    -----------
              Net Expenses                                              261,778
                                                                    -----------

NET INVESTMENT INCOME (LOSS)                                            (70,038)
                                                                    -----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions                         76,642
   Net realized gains on option contracts                               565,289
   Net change in unrealized appreciation/depreciation
    on investments                                                    1,933,963
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                      2,575,894
                                                                    -----------


NET INCREASE IN NET ASSETS FROM OPERATIONS                          $ 2,505,856
                                                                    ===========




* Represents the period from the commencement of operations (July 24, 2000) through June 30, 2001.



                See accompanying notes to financial statements.

                        HUSSMAN INVESTMENT TRUST
                     HUSSMAN STRATEGIC GROWTH FUND
                   STATEMENT OF CHANGES IN NET ASSETS
                       PERIOD ENDED JUNE 30, 2001*


FROM OPERATIONS
   Net investment income (loss)                                     $   (70,038)
   Net realized gains from:
     Security transactions                                               76,642
     Option contracts                                                   565,289
   Net change in unrealized appreciation/depreciation
    on investments                                                    1,933,963
                                                                    -----------
Net increase in net assets resulting from operations                  2,505,856
                                                                    -----------


FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                         18,793,475
   Payments for shares redeemed                                      (1,171,227)
                                                                    -----------
Net increase in net assets from capital share transactions           17,622,248
                                                                    -----------

TOTAL INCREASE IN NET ASSETS                                         20,128,104

NET ASSETS
   Beginning of period                                                  100,000
                                                                    -----------
   End of period                                                    $20,228,104
                                                                    ===========


CAPITAL SHARE ACTIVITY
   Sold                                                               1,743,744
   Redeemed                                                             (95,868)
                                                                    -----------
   Net increase in shares outstanding                                 1,647,876
   Shares outstanding at beginning of period                             10,000
                                                                    -----------
   Shares outstanding at end of period                                1,657,876
                                                                    ===========




* Represents the period from the commencement of operations (July 24, 2000) through June 30, 2001.


                See accompanying notes to financial statements.

                            HUSSMAN INVESTMENT TRUST
                          HUSSMAN STRATEGIC GROWTH FUND
                              FINANCIAL HIGHLIGHTS
      SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT
                         THE PERIOD ENDED JUNE 30, 2001*



Net asset value at beginning of period                            $     10.00
                                                                  -----------

Income from investment operations:
   Net investment income (loss)                                         (0.04)
   Net realized and unrealized gains on investments                      2.24
                                                                  -----------

Total from investment operations                                         2.20
                                                                  -----------

Net asset value at end of period                                  $     12.20
                                                                  ===========

Total Return (not annualized)                                           22.00%
                                                                  ===========

Net assets at end of period                                       $20,228,104
                                                                  ===========

Ratio of expenses to average net assets:
   Before advisory fees waived                                          2.36%(1)
   After advisory fees waived                                           1.99%(1)

Ratio of net investment loss to average net assets                    -0.53% (1)

Portfolio turnover rate                                                   55%(1)


(1) Annualized.



* Represents the period from the commencement of operations (July 24, 2000) through June 30, 2001.



                See accompanying notes to financial statements.

                            HUSSMAN INVESTMENT TRUST
                          HUSSMAN STRATEGIC GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2001

                                                                        MARKET
   SHARES                                                                VALUE
 ---------                                                             --------
              COMMON STOCKS - 106.8%
              AEROSPACE/DEFENSE - 7.7%
    3,000     Alliant Techsystems, Inc. (a)                           $ 269,700
    4,000     Boeing Co. (The)                                          222,400
   14,000     Esterline Technologies Corp. (a)                          304,500
    2,000     L-3 Communications Holdings, Inc. (a)                     152,600
    9,000     Lockheed Martin Corp.                                     333,450
    3,500     Northrop Grumman Corp.                                    280,350
                                                                      ---------
                                                                      1,563,000
                                                                      ---------

              AIR FREIGHT - 0.2%
       59     FedEx Corp. (a)                                             2,372
    2,000     Offshore Logistics, Inc. (a)                               38,000
                                                                      ---------
                                                                         40,372
                                                                      ---------

              BANKS - 0.8%
    3,000     KeyCorp                                                    78,150
    3,000     National City Corp.                                        92,340
                                                                      ---------
                                                                        170,490
                                                                      ---------

              BEVERAGES - 1.2%
    6,000     Pepsi Bottling Group, Inc. (The)                          240,600
                                                                      ---------

              BIOTECHNOLOGY - 1.5%
    2,000     Cell Therapeutics, Inc. (a)                                55,280
    4,000     Genzyme Corp. (a)                                         244,000
                                                                      ---------
                                                                        299,280
                                                                      ---------

              BUILDING MATERIALS - 0.6%
    5,000     Standard Pacific Corp.                                    115,750
                                                                      ---------

              CHEMICALS (DIVERSIFIED) - 0.5%
    1,500     FMC Corp. (a)                                             102,840
                                                                      ---------

              COMPUTERS (SOFTWARE AND SERVICES) - 1.1%
   17,000     Avant! Corp. (a)                                          226,100
                                                                      ---------

              ELECTRICAL EQUIPMENT - 3.8%
   10,000     Anixter International, Inc. (a)                           307,000
   17,000     Cable Design Technologies Corp. (a)                       274,720
    4,880     Koninklijke (Royal) Philips Electronics NV-ADR            128,978
    2,000     Park Electrochemical Corp.                                 52,800
                                                                      ---------
                                                                        763,498
                                                                      ---------


                See accompanying notes to financial statements.

                            HUSSMAN INVESTMENT TRUST
                          HUSSMAN STRATEGIC GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 JUNE 30, 2001

                                                                       MARKET
   SHARES                                                               VALUE
  --------                                                            ---------
              COMMON STOCKS - 106.8% (continued)
              ELECTRIC COMPANIES - 5.5%
    2,000     Ameren Corp.                                            $  85,400
    6,000     Cleco Corp.                                               136,500
    3,000     DPL, Inc.                                                  86,880
    2,000     DTE Energy Co.                                             92,880
    7,102     Progress Energy, Inc.                                     319,022
    4,500     Reliant Energy, Inc.                                      144,945
    5,000     UtiliCorp United, Inc.                                    152,750
    3,000     Xcel Energy, Inc.                                          85,350
                                                                      ---------
                                                                      1,103,727
                                                                      ---------

              ELECTRONICS (COMPONENT DISTRIBUTORS) - 1.0%
    2,000     Bell Microproducts, Inc. (a)                               23,920
    5,000     Coherent, Inc. (a)                                        180,850
                                                                      ---------
                                                                        204,770
                                                                      ---------

              ELECTRONICS (SEMICONDUCTORS) - 1.5%
    6,000     Integrated Silicon Solution, Inc. (a)                      83,400
   14,000     Pericom Semiconductor Corp. (a)                           220,080
                                                                      ---------
                                                                        303,480
                                                                      ---------

              ENGINEERING AND CONSTRUCTION - 2.1%
    2,000     Jacobs Engineering Group, Inc. (a)                        130,460
   11,000     URS Corp. (a)                                             297,000
                                                                      ---------
                                                                        427,460
                                                                      ---------

              ENTERTAINMENT - 1.9%
    6,000     Anchor Gaming (a)                                         387,720
                                                                      ---------

              EQUIPMENT (SEMICONDUCTORS) - 0.8%
    6,000     Nanometrics, Inc. (a)                                     164,922
                                                                      ---------

              FOODS - 2.0%
    7,500     Suiza Foods Corp. (a)                                     398,250
                                                                      ---------

              GOLD AND PRECIOUS METALS MINING - 3.5%
   16,000     Barrick Gold Corp.                                        242,400
   14,000     Homestake Mining Co.                                      108,500
   11,000     Newmont Mining Corp.                                      204,710
   15,000     Placer Dome, Inc.                                         147,000
                                                                      ---------
                                                                        702,610
                                                                      ---------

              HARDWARE AND TOOLS - 1.3%
    6,000     Toro Co. (The)                                            269,700
                                                                      ---------


                 See accompanying notes to financial statements.

                            HUSSMAN INVESTMENT TRUST
                          HUSSMAN STRATEGIC GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 JUNE 30, 2001

                                                                        MARKET
   SHARES                                                                VALUE
  --------                                                             --------
              COMMON STOCKS - 106.8% (continued)
              HEALTH CARE (DRUGS) - 2.7%
   11,000     McKesson HBOC, Inc.                                     $ 408,320
    7,000     VaxGen, Inc. (a)                                          133,000
                                                                      ---------
                                                                        541,320
                                                                      ---------

              HEALTH CARE (MANAGED CARE) - 2.4%
   12,000     Health Net, Inc. (a)                                      208,800
    5,000     Oxford Health Plans, Inc. (a)                             143,000
    1,500     Wellpoint Health Networks, Inc. - Class A (a)             141,360
                                                                      ---------
                                                                        493,160
                                                                      ---------

              HEALTH CARE (MEDICAL PRODUCTS AND SUPPLIES) - 6.1%
    7,000     Beckman Coulter, Inc.                                     285,600
    7,000     DENTSPLY International, Inc.                              310,450
    7,000     Henry Schein, Inc. (a)                                    267,750
    7,000     PolyMedica Corp. (a)                                      283,500
    3,000     Respironics, Inc. (a)                                      89,280
                                                                      ---------
                                                                      1,236,580
                                                                      ---------

              HEALTH CARE (SPECIALIZED SERVICES) - 2.3%
    3,000     IMPATH, Inc. (a)                                          132,900
    3,000     RehabCare Group, Inc. (a)                                 144,600
   20,000     US Oncology, Inc. (a)                                     177,800
                                                                      ---------
                                                                        455,300
                                                                      ---------

              HOMEBUILDING - 4.3%
    2,000     Centex Corp.                                               81,500
    8,880     D.R. Horton, Inc.                                         201,576
    3,000     Del Webb Corp. (a)                                        116,070
    3,500     Lennar Corp.                                              145,950
    4,000     Ryland Group, Inc. (The)                                  202,400
    3,000     Toll Brothers, Inc. (a)                                   117,930
                                                                      ---------
                                                                        865,426
                                                                      ---------

              HOUSEHOLD FURNISHINGS AND APPLIANCES - 2.7%
   13,000     Furniture Brands International, Inc. (a)                  364,000
   15,000     Pier 1 Imports, Inc.                                      172,500
                                                                      ---------
                                                                        536,500
                                                                      ---------

              INSURANCE (LIFE AND HEALTH) - 0.9%
    2,500     Everest Re Group, Ltd.                                    187,000
                                                                      ---------

              INSURANCE (MULTI-LINE) - 1.3%
    9,000     Old Republic International Corp.                          261,000
                                                                      ---------


                 See accompanying notes to financial statements.

                            HUSSMAN INVESTMENT TRUST
                          HUSSMAN STRATEGIC GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 June 30, 2001

                                                                       MARKET
  SHARES                                                               VALUE
 --------                                                             --------
              COMMON STOCKS - 106.8% (continued)
              INSURANCE (PROPERTY-CASUALTY) - 2.8%
    5,000     ACE, Ltd.                                               $ 195,450
    7,000     Fidelity National Financial, Inc.                         171,990
    4,000     St. Paul Companies, Inc. (The)                            202,760
                                                                      ---------
                                                                        570,200
                                                                      ---------

              IRON AND STEEL - 1.1%
    6,000     Precision Castparts Corp.                                 224,520
                                                                      ---------

              MACHINERY (DIVERSIFIED) - 0.8%
     5,00     Stewart & Stevenson Services, Inc.                        165,000
                                                                      ---------

              MANUFACTURING (DIVERSIFIED) - 1.9%
     4,00     Cooper Industries, Inc.                                   158,360
     4,00     National Service Industries, Inc.                          90,280
     6,00     Pittston Brink's Group                                    133,740
                                                                      ---------
                                                                        382,380
                                                                      ---------

              MANUFACTURING (SPECIALIZED) - 4.1%
     6,00     Englehard Corp.                                           154,740
     6,00     Flowserve Corp. (a)                                       184,500
     7,00     Goodrich Corp.                                            265,860
     6,00     Kennametal, Inc.                                          221,400
                                                                      ---------
                                                                        826,500
                                                                      ---------

              NATURAL GAS - 3.0%
    4,000     Equitable Resources, Inc.                                 133,240
    5,000     KeySpan Corp.                                             182,400
    8,000     ONEOK, Inc.                                               157,600
    5,000     Questar Corp.                                             123,800
                                                                      ---------
                                                                        597,040
                                                                      ---------

              OFFICE EQUIPMENT AND SUPPLIES - 0.3%
    4,000     Wallace Computer Services, Inc.                            66,160
                                                                      ---------

              OIL AND GAS (EXPLORATION AND PRODUCTION) - 2.1%
    6,000     Energen Corp.                                             165,600
   10,000     Patina Oil & Gas Corp.                                    265,000
                                                                      ---------
                                                                        430,600
                                                                      ---------

              OIL AND GAS (REFINING AND MARKETING) - 2.7%
    3,000     Phillips Petroleum Co.                                    171,000
    5,000     Ultramar Diamond Shamrock Corp.                           236,250
    4,000     Valero Energy Corp.                                       147,120
                                                                      ---------
                                                                        554,370
                                                                      ---------



                 See accompanying notes to financial statements.

                            HUSSMAN INVESTMENT TRUST
                          HUSSMAN STRATEGIC GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 JUNE 30, 2001

                                                                        Market
  Shares                                                                Value
 ---------                                                            ---------
              COMMON STOCKS - 106.8% (continued)
              PERSONAL CARE - 1.1%
    5,500     Alberto-Culver Co. - Class B                            $ 231,220
                                                                      ---------


              PUBLISHING - 1.0%
    5,000     Scholastic Corp. (a)                                      210,500
                                                                      ---------

              RAILROADS - 0.9%
    5,000     CSX Corp.                                                 181,200
                                                                      ---------

              RETAIL - 5.7%
    5,000     Children's Place Retail Stores, Inc. (The) (a)            134,000
    2,000     Coldwater Creek, Inc. (a)                                  52,000
    8,000     Dress Barn, Inc. (The) (a)                                182,000
    2,800     Rent-A-Center, Inc. (a)                                   147,280
    7,000     School Specialty, Inc. (a)                                180,950
    5,000     TJX Companies, Inc. (The)                                 159,350
   12,000     Toys "R" Us, Inc. (a)                                     297,000
                                                                      ---------
                                                                      1,152,580
                                                                      ---------

              SERVICES (ADVERTISING/MARKETING) - 1.6%
   11,000     R.R. Donnelley & Sons Co.                                 326,700
                                                                      ---------

              SERVICES (COMMERICAL AND CONSUMER) - 2.2%
   10,000     Cendant Corp. (a)                                         195,000
    4,000     H & R Block, Inc.                                         258,200
                                                                      ---------
                                                                        453,200
                                                                      ---------

              SHIPPING - 1.0%
    5,000     Teekay Shipping Corp.                                     200,100
                                                                      ---------

              TEXTILES - 10.0%
    5,000     Jones Apparel Group, Inc. (a)                             216,000
    1,800     K-Swiss, Inc. - Class A                                    43,434
    4,000     Lear Corp. (a)                                            139,600
    4,000     Liz Claiborne, Inc.                                       201,800
    4,000     Mohawk Industries, Inc. (a)                               140,800
   18,000     Nautica Enterprises, Inc. (a)                             367,740
    9,000     Reebok International, Ltd. (a)                            287,550
    4,000     Timberland Co. - Class A (The) (a)                        158,040
   15,000     Tommy Hilfiger Corp. (a)                                  210,000
    7,000     V.F. Corp.                                                254,660
                                                                      ---------
                                                                      2,019,624
                                                                      ---------


                 See accompanying notes to financial statements.

                            HUSSMAN INVESTMENT TRUST
                          HUSSMAN STRATEGIC GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 JUNE 30, 2001

                                                                        Market
 Shares                                                                 Value
--------                                                               --------
              COMMON STOCKS - 106.8% (continued)
              TOBACCO - 2.9%
    6,000     Philip Morris Companies, Inc.                           $ 304,500
    5,000     R.J. Reynolds Tobacco Holdings, Inc.                      273,000
                                                                      ---------
                                                                        577,500
                                                                      ---------

              TRUCKERS - 0.7%
    2,000     Landstar System, Inc. (a)                                 136,040
                                                                      ---------

              WASTE MANAGEMENT - 1.2%
    5,000     Stericycle, Inc. (a)                                      234,750
                                                                      ---------

              TOTAL COMMON STOCKS (COst $19,600,789)                $21,601,039
                                                                      ---------

CONTRACTS
---------
              PUT OPTION CONTRACTS - 1.4%
      225     Russell 2000 Index Option, 9/15/01 at $480              $ 134,325
      105     S&P 100 Index Option, 9/15/01 at $580                      77,700
       45     S&P 100 Index Option, 9/15/01 at $620                      75,600
                                                                      ---------

              TOTAL PUT OPTION CONTRACTS (COST $502,575)              $ 287,625
                                                                      ---------

 Shares       MONEY MARKETS - 0.2%
---------
   42,376     FIRSTAR STELLAR TREASURY FUND
               - INSTITUTIONAL CLASS (Cost $42,376)                   $  42,376
                                                                      ---------

              TOTAL INVESTMENT AT VALUE
               - 108.4% (Cost $20,145,740)                         $ 21,931,040

              LIABILITIES IN EXCESS OF OTHER ASSETS - (8.4)%         (1,702,936)
                                                                      ---------

              NET ASSETS - 100.0%                                  $ 20,228,104
                                                                     ==========


      (a)     Non-income producing security


                 See accompanying notes to financial statements.

                            HUSSMAN INVESTMENT TRUST
                          HUSSMAN STRATEGIC GROWTH FUND
                        SCHEDULE OF OPEN OPTIONS WRITTEN
                                  JUNE 30, 2001

                    Written                  Market
  Option             Call                   Value of          Premiums
 Contracts          Options                 Options           Received
 ----------        ---------               ----------        ----------

    225       Russell 2000 Index Option,
                  9/15/01 at $480           $ 898,200        $ 786,800
    105       S&P 100 Index Option,
                  9/15/01 at $580             684,600          860,656
     45       S&P 100 Index Option,
                  9/15/01 at $620             155,700          239,707
                                           ------------     ------------

                                            $ 1,738,500      $ 1,887,163
                                           ============     ============


                See accompanying notes to financial statements.

                            HUSSMAN INVESTMENT TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2001


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Hussman Investment Trust (the "Trust") was organized as an Ohio business trust on June 1, 2000. The Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust currently offers one diversified investment portfolio, the Hussman Strategic Growth Fund (the "Fund"). The Trust is authorized to issue an unlimited number of shares.

     As part of the Trust's organization, the Fund issued in a private placement 10,000 shares of beneficial interest to Hussman Econometrics Advisors, Inc, (the "Adviser") at $10.00 a share on June 20, 2000. The Fund commenced operations on July 24, 2000.

     The  Fund's   investment   objective  is  to  provide   long-term   capital
     appreciation,   with  added   emphasis  on  capital   preservation   during
     unfavorable market conditions.


     SECURITIES VALUATION - The Fund values its portfolio securities at market value as of the close of regular trading on the NYSE (normally, 4:00 Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter market are valued on the basis of the last sale price as reported by NASDAQ. If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Investments in money market funds are valued at net asset value.

                            HUSSMAN INVESTMENT TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2001


     OPTION TRANSACTIONS AND VALUATION - The Fund may purchase and write put and call options on broad-based stock indices. The Fund may also purchase and write call and put options on individual securities. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded in the liabilities section of the Fund's Statement of Assets and Liabilities and is subsequently valued. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices, unless in the judgment of the Adviser, the prices or values available do not represent the fair value, and thus, the option is valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. As of June 30, 2001, the financial statements include options valued at $287,625 (1.4% of net assets), whose fair values have been estimated by the Board of Trustees in the absence of readily ascertainable fair values. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     SHARE VALUATION - The net asset value of the Fund's shares is calculated at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. To calculate the net asset value, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 1.5% if redeemed within six months of the date of purchase.

     INVESTMENT INCOME - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once a year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

     ORGANIZATION EXPENSES - All costs incurred by the Trust in connection with the organization of the Fund and the initial public offering of shares of the Fund, principally professional fees and printing, have been paid by the Adviser, but are subject to recovery by the Adviser pursuant to the Expense Limitation Agreement (See Note 3).

                            HUSSMAN INVESTMENT TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2001


     SECURITY TRANSACTIONS - Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

     ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

     FEDERAL INCOME TAX - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

     For federal income tax purposes, the cost of portfolio investments amounted to $19,643,165 at June 30, 2001. The composition of unrealized appreciation (the excess of value over tax cost) and unrealized depreciation (the excess of tax cost over value) was as follows:

                  Gross unrealized appreciation           $  2,720,149
                  Gross unrealized depreciation               (719,899)
                                                          -------------

                  Net unrealized appreciation             $  2,000,250
                                                          =============

     The difference between the federal income tax cost and financial reporting cost of portfolio investments is the result of certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States.

                            HUSSMAN INVESTMENT TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2001



     RECLASSIFICATION OF CAPITAL ACCOUNTS - For the period ending June 30, 2001, the Fund reclassified net investment losses of $70,038 against accumulated net realized gains from security transactions on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial reporting and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

     ACCOUNTING STANDARDS ISSUED BUT NOT YET ADOPTED - On November 21, 2000, the American Institute of Certified Public Accountants (AICPA) issued the Audit and Accounting Guide, "Audits of Investment Companies" (the Guide), effective for fiscal years beginning after December 15, 2000. Management of the Fund does not expect any material impact on results of operations or financial condition of the Fund upon adoption of the provisions of the Guide.


2.   INVESTMENT TRANSACTIONS

     During the period ended June 30, 2001, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $26,495,411 and $6,971,266, respectively.


3.   TRANSACTIONS WITH AFFILIATES

     Certain Trustees and officers of the Trust are affiliated with the Adviser or Ultimus Fund Solutions, LLC ("Ultimus"), the Fund's administrator, transfer agent and fund accounting agent.

     ADVISORY AGREEMENT
     Under the terms of an Advisory Agreement between the Trust and the Adviser, the Adviser receives an advisory fee at the annual rate of 1.25% of the average daily net assets of the Fund.

                            HUSSMAN INVESTMENT TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2001


     Pursuant to an Expense Limitation Agreement, until at least December 31, 2001, the Adviser has contractually agreed to waive a portion of its advisory fees and if necessary, reimburse the Fund's organizational and operational expenses so that the Fund's annual net expenses do not exceed 2.00% (the "Cap"). As a result of the Cap, the Adviser waived $48,075 of its investment advisory fees during the period ended June 30, 2001. If at any point the operational expenses of the Fund fall below the Cap, the Adviser may recoup fees previously waived or expenses reimbursed so long as
     (1) the fee waiver or expense reimbursement to be recouped occurred within three years of the recoupment and (2) the amount of the recouped fees and expenses does not cause the Fund's aggregate expenses on an annualized basis to exceed the Cap. Pursuant to the Expense Limitation Agreement, as of June 30, 2001, the Adviser may in the future recoup from the Fund fees waived and reimbursed organizational expenses totaling $103,075.

     ADMINISTRATION AGREEMENT
     Under the terms of an Administration Agreement, Ultimus supplies executive, administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities.

     For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $50 million; .125% on the next $50 million of such assets; .10% on the next $150 million of such assets; .075% on the next $250 million of such assets; and .05% on such net assets in excess of $500 million, subject to a minimum monthly fee of $2,000.

     ACCOUNTING SERVICES AGREEMENT
     Under the terms of an Accounting Services Agreement between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives from the Fund a monthly base fee of $2,500, plus an asset based fee equal to 0.01% of its average daily net assets up to $500 million and 0.005% of such assets in excess of $500 million. In addition, the Fund pays certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Fund's portfolio securities.

                           HUSSMAN INVESTMENT TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2001



     TRANSFER AGENCY AND SHAREHOLDER SERVICES AGREEMENT
     Under the terms of a Transfer Agency and Shareholder Services Agreement between the Trust and Ultimus, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, Ultimus receives from the Fund a monthly fee at an annual rate of $17 per account, subject to a minimum of $1,500 per month. In addition, the Fund pays certain out-of-pocket expenses incurred by Ultimus including, but not limited to, postage and supplies.


4.   OPTION CONTRACTS WRITTEN

     The premium amount and the number of option contracts written during the period ended June 30, 2001, were as follows:

                                                   Options             Option
                                                  Contracts           Premiums
                                                  ---------           --------
    Options outstanding at beginning
    of period                                           -          $       -
    Options written                                 1,511            4,780,656
    Options cancelled in a closing
    purchase transaction                           (1,136)          (2,893,493)
                                                  ---------         ------------
    Options outstanding at end of
    period                                            375          $ 1,887,163
                                                  =========         ============

Report of Independent Public Accountants
----------------------------------------


To the Shareholders and Board of Trustees of the Hussman Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Hussman Strategic Growth Fund (the Fund) of the Hussman Investment Trust as of June 30, 2001, and the related statements of operations, changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hussman Strategic Growth Fund as of June 30, 2001, the results of its operations, the changes in its net assets and its financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP

Cincinnati, Ohio
 July 27, 2001